PROMISSORY NOTE

$120,000.00                                              Oklahoma City, Oklahoma
                                                                November 1, 1999

        For value received, the undersigned ("Maker") promises to pay to the order of Bulldog Investment Company, an Arizona limited liability company, or its assigns (the "Holder"), at 3710 East Kent Drive, Phoenix, AZ 85044, or at such other place as Holder may designate in writing, in immediately available U.S. funds, the sum of One Hundred and Twenty Thousand and no/100 Dollars ($120,000.00), together with interest on the outstanding principal balance computed on the basis of a 365 day year from the above date until paid at the rate of ten percent (10%) per annum. The principal amount and interest will be due and payable full on demand. Holder agrees not to demand payment as long as Holder receives payments in ratio to the greater of payments made, with regard to maker's note dated May 31, 1998 to New Direction Center of America, L.L.C., to Ron Alexander or his affiliates ("Alexander") or R. C. Cunningham II or his affiliates ("Cunnigham") or the average of Alexander and Cunnigham's ratios, whichever is greater. For example, if Alexander is owed $250,000 plus accrued interest and receives a $50,000 payment and Cunnigham receives no payment then Holder will recive a $24,000 payment ($50,000/$250,000) times $120,000.

        Maker also agrees that: (a) it will pay all costs and expenses of collection of this note, including reasonable attorney's fees; and (b) at the option of the Holder, the unpaid balance of this note shall become due and payable immediately without notice, with interest thereon after the date of exercise of such option until paid in the event Maker becomes insolvent as that term is defined in the U.S. Bankruptcy Code or in the event garnishment, attachment, execution, levy or assessment of tax deficiency is issued against any of the property or assets of Maker.

        Maker hereof severally (a) waives presentment, demand, grace periods, diligence, notice of dishonor and protest and all exemption laws and rights thereunder affecting the full collection of this note; (b) consents, without notice, to any indulgence granted to any party by the Holder; (c) agrees that time is of the essence of Maker's obligations hereunder; and (d) agrees that any delay in Holder's exercise of its rights hereunder or otherwise shall not constitute a waiver of any such rights.

        Without limiting the right of the Holder to bring any action or proceeding against the Maker or against any property of Maker (an "Action") arising out of or relating to this note or any indebtedness evidenced thereby in the courts of other jurisdictions, Maker hereby irrevocably submits to the jurisdiction, process and venue of any Oklahoma State or Federal Court sitting in Oklahoma City, Oklahoma and hereby irrevocably agrees that any Action may be heard and determined in such State or Federal Court. Maker hereby irrevocably waives, to the fullest extent it may effectively do so, the defenses of (1) lack of jurisdiction over any person, (2) inconvenient forum or (3) improper venue, to the maintenance of any Action in any jurisdiction.

        This note shall be construed according to the laws of the State of Oklahoma.

                "MAKER"
                Sooner Holdings, Inc.
                2680 W. I-40
                Oklahoma City, Oklahoma  73108


                By:                                      date
                     -------------------------                --------------
                Its: President

                                      EX-1

                                PROMISSORY NOTE

$180,000.00                                              Oklahoma City, Oklahoma
                                                                November 1, 1999

        For value received, the undersigned ("Maker") promises to pay to the order of Aztore Holdings, Inc., an Arizona corporation, or its assigns (the "Holder"), at 3710 East Kent Drive, Phoenix, AZ 85044, or at such other place as Holder may designate in writing, in immediately available U.S. funds, the sum of One Hundred and Eighty Thousand and no/100 Dollars ($180,000.00), together with interest on the outstanding principal balance computed on the basis of a 365 day year from the above date until paid at the rate of ten percent (10%) per annum. The principal amount and interest will be due and payable full on demand. Holder agrees not to demand payment as long as Holder receives payments in ratio to the greater of payments made, with regard to maker's note dated May 31, 1998 to New Direction Center of America, L.L.C., to Ron Alexander or his affiliates ("Alexander") or R. C. Cunningham II or his affiliates ("Cunnigham") or the average of Alexander and Cunnigham's ratios, whichever is greater. For example, if Alexander is owed $250,000 plus accrued interest and receives a $50,000 payment and Cunnigham receives no payment then Holder will recive a $36,000 payment ($50,000/$250,000) times $180,000.

        Maker also agrees that: (a) it will pay all costs and expenses of collection of this note, including reasonable attorney's fees; and (b) at the option of the Holder, the unpaid balance of this note shall become due and payable immediately without notice, with interest thereon after the date of exercise of such option until paid in the event Maker becomes insolvent as that term is defined in the U.S. Bankruptcy Code or in the event garnishment, attachment, execution, levy or assessment of tax deficiency is issued against any of the property or assets of Maker.

        Maker hereof severally (a) waives presentment, demand, grace periods, diligence, notice of dishonor and protest and all exemption laws and rights thereunder affecting the full collection of this note; (b) consents, without notice, to any indulgence granted to any party by the Holder; (c) agrees that time is of the essence of Maker's obligations hereunder; and (d) agrees that any delay in Holder's exercise of its rights hereunder or otherwise shall not constitute a waiver of any such rights.

        Without limiting the right of the Holder to bring any action or proceeding against the Maker or against any property of Maker (an "Action") arising out of or relating to this note or any indebtedness evidenced thereby in the courts of other jurisdictions, Maker hereby irrevocably submits to the jurisdiction, process and venue of any Oklahoma State or Federal Court sitting in Oklahoma City, Oklahoma and hereby irrevocably agrees that any Action may be heard and determined in such State or Federal Court. Maker hereby irrevocably waives, to the fullest extent it may effectively do so, the defenses of (1) lack of jurisdiction over any person, (2) inconvenient forum or (3) improper venue, to the maintenance of any Action in any jurisdiction.

        This note shall be construed according to the laws of the State of Oklahoma.

                "MAKER"
                Sooner Holdings, Inc.
                2680 W. I-40
                Oklahoma City, Oklahoma  73108


                By:                                      date
                     -------------------------                --------------
                Its: President


                                      EX-2

Letter agreement regarding financial outsourcing between
Sooner Holdings, Inc. and Bulldog Advisors
page 43 of 45; dated January 1, 1999
----------------------------------------------------------------------

November 1, 1999

Mr. R.C. Cunningham II
President
Sooner Holdings, Inc.
2680 West I-40
Oklahoma City, OK  73108

RE:     Debt Cancellation

Dear R.C.:

The purpose of this letter is to document the agreement of Bulldog Investment Company, LLC ("Bulldog") and Aztor Holdings, Inc. to restructure their outstanding liabilities due from Sooner. The undersigned agree to accept for any outstanding liabilities a $120,000 note payable to Bulldog and a $180,000 note payable to Aztor. These notes are attached to this letter. This release requires the execution of these notes and our "Advisory and Management Agreement" dated January 1, 1999, also attached hereto. The liabilities for cash and stock accrued or accruing under the Advisory and Management Agreement are not effected by this settlement.

        This Agreement is intended as a mutual release between Bulldog, Aztor and Sooner (jointly the "Parties"). The Parties for themselves and on behalf of their respective successors and assigns, fully release, quit and discharge the other, and all their officers and directors, employees, shareholders, consultants, attorneys, accountants, other professionals, insurers, agents and all other entities related to each party, including but not limited to assigns, parent corporations, subsidiaries, sister corporations, and affiliates (jointly the "Related Parties") from all rights, claims, demands, actions, causes of action (jointly, the "Claims"), which each party now has or may have against the other or any of them from any source what-so-ever whether or not (a) arising from or related to the above recited facts, (b) know or unknown, (c) disclosed or undisclosed, except for those rights or obligations arising out of this Agreement, the Advisory and Management Agreement and any agreements between the Parties subsequent to the date hereof (the "Remaining Agreements") or of the acts of each party in caring out the obligations of the Remaining Agreements.

        Except for the Remaining Agreements, the Parties agree to hold each other harmless and indemnify and shall defend each Party and its Related
Parties, directors, officers, employees or agents from all Claims, losses, actions, damages, liabilities and expenses, including attorney's fees and costs arising from, related to or in connection with the actions and omissions of a Party and/or their successors and assigns that occur, or with respect to omissions, fail to occur, after the date hereof or from any Claims by Related Parties for prior actions of a Party.

Very truly yours,                       Accepted and Agreed

--------------------------------------------------------------------------------
                    3710 East Kent Drive, Phoenix, AZ 85044
         (480) 759-9400, facsimile (480) 759-9401, email mike@aztore.com


Letter agreement regarding financial outsourcing between
Sooner Holdings, Inc. and Bulldog Advisors
page 44 of 45; dated January 1, 1999
----------------------------------------------------------------------



----------------------------------------        ------------------------------
Michael S. Williams                             R.C Cunningham, President
President, Aztore Holidngs, Inc.
and Managing Director Bulldog Investment
Company, LLC                                    date:
                                                      ------------------------

                                      EX-3

--------------------------------------------------------------------------------
                    3710 East Kent Drive, Phoenix, AZ 85044
         (480) 759-9400, facsimile (480) 759-9401, email mike@aztore.com


Letter agreement regarding financial outsourcing between
Sooner Holdings, Inc. and Bulldog Advisors
page 45 of 45; dated January 1, 1999
----------------------------------------------------------------------


SUBSIDIARIES OF THE REGISTRANT
NAME OF SUBSIDIARY                            State of incorporation
---------------------------------------      --------------------------
Charlie O Business Park Incorporated         Oklahoma
New Directions Acquisition Corp.             Oklahoma


                                      EX-4

--------------------------------------------------------------------------------
                    3710 East Kent Drive, Phoenix, AZ 85044
        (480) 759-9400, facsimile (480) 759-9401, email mike@aztore.com